                                                                      APPENDIX I
                                                                        [1999-2]

                                  DEFINED TERMS

                  "Accepted Servicing Practices": The Servicer's normal servicing practices, which in general will conform to the mortgage servicing practices of prudent mortgage lending institutions which service, for their own account, mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

                  "Account": Any of the Collection Account, the Distribution Accounts, the Cross-collateralization Reserve Accounts, the Note Insurance Payment Account, the Pre-Funding Accounts or the Capitalized Interest Accounts.

                  "Accountant": A Person engaged in the practice of accounting who (except when the Indenture provides that an Accountant must be Independent) may be employed by or affiliated with the Trust or an Affiliate of the Trust.

                  "Accrual Period": With respect to the Class A-1 Notes and any Distribution Date, the prior calendar month; with respect to the Class A-2 Notes and any Distribution Date, the period from and including the prior Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to and including the day immediately preceding such Distribution Date.

                  "Act": With respect to any Noteholder, as defined in Section
11.03 of the Indenture.

                  "Addition Notice": A written notice from the Unaffiliated Seller to the Depositor, the Trust, the Indenture Trustee, the Collateral Agent, the Rating Agencies and the Note Insurer that the Unaffiliated Seller desires to make a Subsequent Transfer.

                  "Adjusted Note Rate": With respect to any Distribution Date for the Class A-1 Notes, the percentage equal to (i) the Class A-1 Note Rate plus (ii) the Premium Percentage for such Class; with respect to any Distribution Date for the Class A-2 Notes, the percentage equal to (i) the Class A-2 Note Rate plus (ii) the Premium Percentage for such Class.

                  "Administrative Costs": With respect to each Class of Notes and any Distribution Date, the sum of the Indenture Trustee Fee, the Premium Amount and the Servicing Fee for such Distribution Date and such Class of Notes.

                  "Affiliate": With respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent": Any Note Registrar, Collateral Agent, or Authenticating Agent.

                  "Aggregate Principal Balance": With respect to any Mortgage Loans and any date of determination, the aggregate of the Principal Balances of such Mortgage Loans as of such date of determination.

                  "Appraised Value": As to any Mortgaged Property, the appraised value of the Mortgaged Property based upon the appraisal made by or on behalf of the related Originator at the time referred to in the related Basic Documents or, in the case of a Mortgage Loan that is a purchase money mortgage loan, the sales price of the Mortgaged Property, if such sales price is less than such appraised value.

                  "Assignment of Mortgage": With respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer.

                  "Authenticating Agent": The Person, if any, appointed as Authenticating Agent by the Owner Trustee, acting at the direction of the Majority Certificateholders, pursuant to Section 6.14 of the Indenture, until any successor Authenticating Agent for the Notes is named, and thereafter "Authenticating Agent" shall mean such successor. The initial Authenticating Agent shall be the Indenture Trustee. Any Authenticating Agent other than the Indenture Trustee shall sign an instrument under which it agrees to be bound by all of the terms of this Indenture applicable to the Authenticating Agent.

                  "Authorized Denominations": Each Class of Notes is issuable only in the minimum Percentage Interest corresponding to a minimum denomination of $1,000 or integral multiples of $1,000 in excess thereof; provided, however, that one Note of each Class is issuable in a denomination equal to any such multiple plus an additional amount such that the aggregate denomination of all Notes of such Class shall be equal to the Original Note Principal Balance of such Class.

                  "Authorized Officer": With respect to (i) the Indenture Trustee, any Responsible Officer, (ii) the Owner Trustee or the Collateral Agent, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer, any financial services officer or any other officer of the Owner Trustee or the Collateral Agent customarily performing functions similar to those performed by the above officers and (iii) any other Person, the chairman, chief operating officer, president or any vice president of such Person.

                  "Available Funds": With respect to any Distribution Date and any Distribution Account, the amount to be on deposit in such Distribution Account on such Distribution Date (excluding the amount of any Insured Payment and prior to the application of such amounts as described in Section 8.02 of the Indenture for such Distribution Date) as a result of (a) the Servicer's remittance of the Servicer Remittance Amount on the related Servicer Distribution Date, (b) any transfers to such Distribution Account made from the related Capitalized Interest Account and/or the related Pre-Funding Account and relating to such Distribution Date pursuant to Section 8.01 of the Indenture, and (c) any transfers to such Distribution Account in respect of the Shortfall Amount for such Class and such Distribution Date pursuant to Section 8.01 of the Indenture, until such Shortfall Amount is paid in full, made first, to the extent of the Net Monthly Excess Cashflow for the other Pool of Mortgage Loans remaining after payment of any Net Mortgage Loan Interest Shortfalls for such other Pool, from the Distribution Account relating to such other Pool, second, from the Cross-collateralization Reserve Account relating to this Pool, and third, from the Cross-collateralization Reserve Account relating to the other Pool. For purposes of calculating the Available Funds, any Loan Repurchase Price or Substitution Adjustment that is paid shall be deemed deposited in the Distribution Account in the Due Period preceding such Servicer Distribution Date.

                  "Available Funds Shortfall": With respect to any Distribution Date and any Class, an amount equal to the excess of the Insured Distribution Amount for such Distribution Date and for such Class over the Available Funds for such Distribution Date and such Class available for distribution in respect of such Insured Distribution Amount.

                  "Back-up Servicer": Wilshire Credit Corporation, a Nevada corporation, its successors and assigns or any successor appointed herein.

                  "Back-up Servicing Fee": With respect to any Distribution Date prior to termination of the services of the Back-up Servicer, $1,500.

                  "Back-up Servicing Fee Deficiency": With respect to any Distribution Date, the amount, if any, by which the Back-up Servicing Fee exceeds the amount available to be paid to the Back-up Servicer under Section
5.07 or 8.02 of the Indenture, without giving effect to the proviso contained in the first sentence of the definition of "Servicing Fee."

                  "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

                  "Basic Documents": The Indenture, the Trust Agreement, the Sale and Servicing Agreement, the Unaffiliated Seller's Agreement, the Insurance Agreement and the Indemnification Agreement.

                  "Beneficial Owner": With respect to a Book-Entry Note, the Person who is the beneficial owner of such Note as reflected on the books of the Clearing Agency for the Notes or on the books of a Person maintaining an account with such Clearing Agency (as either a Direct Participant or an Indirect Participant, in accordance with the rules of such Clearing Agency).

                  "Best Efforts": Efforts determined to be in good faith and reasonably diligent by the Person performing such efforts, specifically the Trust or the Servicer or any other agent of the Trust, as the case may be, in its reasonable discretion. Such efforts do not require the Trust or the Servicer or any other agent of the Trust, as the case may be, to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Trust or the Servicer or any other agent of the Trust, as the case may be, to advance or expend fees or sums of money in addition to those specifically set forth in this Indenture and the Sale and Servicing Agreement.

                  "Book-Entry Notes": Any Notes registered in the name of the Clearing Agency or its nominee, ownership of which is reflected on the books of the Clearing Agency or on the books of a person maintaining an account with such Clearing Agency (as either a Direct Participant or an Indirect Participant in accordance with the rules of such Clearing Agency).

                  "Book-Entry Termination": The time at which the book-entry registration of the Book-Entry Notes shall terminate, as specified in Section
2.13 of the Indenture.

                  "Business Day": Any day other than (i) a Saturday or Sunday or
(ii) a day that is either a legal holiday or a day on which the Note Insurer or banking institutions in the State of New York, the State of Delaware, the State of New Jersey, the State of North Carolina, the State of Oregon or the state in which the Indenture Trustee's office from which payments will be made to Certificateholders, are authorized or obligated by law, regulation or executive order to be closed.

                  "Business Purpose Property": Any mixed-use property, commercial property, or four or more unit multifamily property.

                  "Capitalized Interest Account": Each of the Capitalized Interest Accounts established in accordance with Section 8.01(c) of the Indenture and maintained by the Indenture Trustee.

                  "Capitalized Interest Requirement": With respect to each Class of Notes and the Distribution Date occurring in July 1999, August 1999 and September 1999, (A) the product of (i) one-twelfth of the related Adjusted Note Rate as calculated as of such Distribution Date and (ii) the related Pre-Funded Amount as of the first day of the related Due Period, minus (B) thirty (30) days' interest, at the related Mortgage Interest Rate, on the Subsequent Mortgage Loans for the related Pool transferred to the Trust during the related Due Period which had a Due Date after the related Subsequent Cut-Off Date during the related Due Period, minus (C) the amount of any Pre-Funding Earnings for the related Pool earned from the last Distribution Date (or the Closing Date with respect to the July 1999 Distribution Date). In no event will the Capitalized Interest Requirement for either Pool be less than zero.

                  "CERCLA": The Comprehensive Environmental Response, Compensation and Liability Act of 1980.

                  "Civil Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                  "Civil Relief Act Interest Shortfall": With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Due Period as a result of the application of the Civil Relief Act, the amount, if any, by which (a) interest collectible on such Mortgage Loan during the most recently ended calendar month is less than (b) the sum of one month's interest on the Principal Balance of such Mortgage Loan, calculated at a rate equal to the related Mortgage Interest Rate.

                  "Class": Each class of Notes designated as the Class A-1 Notes and the Class A-2 Notes.

                  "Class A-1 Carry-Forward Amount": As of any Distribution Date, the sum of (a) the amount, if any, by which (i) the Class A-1 Interest Distribution Amount as of the immediately preceding Distribution Date exceeded
(ii) the amount of interest actually distributed to the Holders of the Class A-1 Notes on such immediately preceding Distribution Date and (b) thirty (30) days' interest on the amount described in clause (a), calculated at an interest rate equal to the Class A-1 Note Rate.

                  "Class A-1 Current Interest": With respect to the Class A-1 Notes for any Distribution Date, the interest accrued during the related Accrual Period at the Class A-1 Note Rate applicable to such Distribution Date on the Class A-1 Note Principal Balance as of such Distribution Date (and prior to making any distributions on such Distribution Date).

                  "Class A-1 Distribution Amount": With respect to the Class A-1 Notes for any Distribution Date, the amount to be distributed to the Holders of the Class A-1 Notes on such Distribution Date, applied first to interest and then to principal, which amount shall be the sum of (i) any moneys released from the Pre-Funding Account as a prepayment of principal on the Class A-1 Notes pursuant to Section 8.01(b) of the Indenture, and (ii) the lesser of (x) the Class A-1 Formula Distribution Amount for such Distribution Date and (y) the amount (including any applicable portion of any Insured Payment) available for distribution on account of the Class A-1 Notes for such Distribution Date.

                  "Class A-1 Formula Distribution Amount": With respect to the Class A-1 Notes for any Distribution Date, the sum of the Class A-1 Interest Distribution Amount and the Class A-1 Principal Distribution Amount.

                  "Class A-1 Interest Distribution Amount": With respect to the Class A-1 Notes for any Distribution Date, an amount equal to (a) the related Class A-1 Current Interest, less (b) the Class A-1 Mortgage Loan Interest Shortfall Amount, plus (c) the Class A-1 Carry-Forward Amount, minus (d) any amounts paid by the Note Insurer in respect of such Class A-1 Carry-Forward Amount, in each case, as of such Distribution Date.

                  "Class A-1 Mortgage Loan Interest Shortfall Amount": With respect to the Mortgage Loans in Pool I and any Distribution Date, the sum of
(x) the excess, if any, of the aggregate Prepayment Interest Shortfalls for the related Due Period over the aggregate amount of Compensating Interest paid by the Servicer in respect thereto and (y) the aggregate amount of Civil Relief Act Interest Shortfalls in respect of which the Servicer did not make a Servicer Advance.

                  "Class A-1 Note": Any Note designated as a "Class A-1 Note" on the face thereof, in the form of Exhibit A to the Indenture. The Class A-1 Notes shall be issued with an initial aggregate Note Principal Balance equal to the Original Note Principal Balance therefor.

                  "Class A-1 Note Principal Balance": As of any date of determination, the Original Note Principal Balance of the Class A-1 Notes less any amounts actually distributed with respect to principal thereon on all prior Distribution Dates.

                  "Class A-1 Note Rate": With respect to any Distribution Date, the per annum rate equal to 7.130%; provided, that, on any Distribution Date after the Clean-Up Call Date or the Note Clean-Up Call Date for the Class A-1 Notes, the Class A-1 Note Rate will be 7.630%.

                  "Class A-1 Principal Distribution Amount": With respect to the Class A-1 Notes for any Distribution Date, the lesser of (x) the Principal Distribution Amount for Pool I for such Distribution Date, and (y) the Class A-1 Note Principal Balance as of such Distribution Date.

                  "Class A-2 Available Funds Cap Carry-Forward Amount": With respect to the Class A-2 Notes and any Distribution Date, the sum of (a) the excess of (x) the Class A-2 Current Interest calculated at the Class A-2 Formula Note Rate over (y) the Class A-2 Current Interest calculated at the Class A-2 Available Funds Cap Rate, in each case as of such Distribution Date and (b) the amount of any Class A-2 Available Funds Cap Carry-Forward remaining unpaid from any previous Distribution Date, with 30 days' interest thereon on the Class A-2 Formula Note Rate.

                  "Class A-2 Available Funds Cap Rate": A per annum rate equal to the Net Weighted Average Mortgage Interest Rate with respect to the Mortgage Loans in Pool II, less the rate at which the Indenture Trustee Fee is then calculated, less 0.75%.

                  "Class A-2 Carry-Forward Amount": As of any Distribution Date, the sum of (a) the amount, if any, by which (i) the Class A-2 Interest Distribution Amount as of the immediately preceding Distribution Date exceeded
(ii) the amount of interest actually distributed to the Holders of the Class A-2 Notes on such immediately preceding Distribution Date and (b) thirty (30) days' interest on the amount described in clause (a), calculated at an interest rate equal to the Class A-2 Formula Note Rate.

                  "Class A-2 Current Interest": With respect to the Class A-2 Notes for any Distribution Date, the interest accrued during the related Accrual Period at the Class A-2 Note Rate applicable to such Distribution Date on the Class A-2 Note Principal Balance as of such Distribution Date (and prior to making any distributions on such Distribution Date).

                  "Class A-2 Distribution Amount": With respect to the Class A-2 Notes for any Distribution Date, the amount to be distributed to the Holders of the Class A-2 Notes on such Distribution Date, applied first to interest and then to principal, which amount shall be the lesser of (x) the Class A-2 Formula Distribution Amount for such Distribution Date and (y) the amount (including any applicable portion of any Insured Payment) available for distribution on account of the Class A-2 Notes for such Distribution Date.

                  "Class A-2 Formula Distribution Amount": With respect to the Class A-2 Notes for any Distribution Date, the sum of the Class A-2 Interest Distribution Amount and the Class A-2 Principal Distribution Amount.

                  "Class A-2 Formula Note Rate": A per annum rate equal to LIBOR plus 0.375%; provided, that, on any Distribution Date after the Clean-Up Call Date or the Note Clean-Up Call Date for the Class A-2 Note, the Class A-2 Formula Note Rate will be equal to LIBOR plus 0.750% per annum.

                  "Class A-2 Interest Distribution Amount": With respect to the Class A-2 Notes for any Distribution Date, an amount equal to (a) the related Class A-2 Current Interest, less (b) the Class A-2 Mortgage Loan Interest Shortfall Amount and Class A-2 Available Funds Cap Carry-Forward Amounts plus
(c) the Class A-2 Carry-Forward Amount, minus (d) any amounts paid by the Note Insurer in respect of such Class A-2 Carry-Forward Amount, in each case, as of such Distribution Date.

                  "Class A-2 Mortgage Loan Interest Shortfall Amount": With respect to the Mortgage Loans in Pool II and any Distribution Date, the sum of
(x) the excess, if any, of the aggregate Prepayment Interest Shortfalls for the related Due Period over the aggregate amount of Compensating Interest paid by the Servicer in respect thereto and (y) the aggregate amount of Civil Relief Act Interest Shortfalls in respect of which the Servicer did not make a Servicer Advance.

                  "Class A-2 Note": Any Note designated as a "Class A-2 Note" on the face thereof, in the form of Exhibit A to the Indenture. The Class A-2 Notes shall be issued with an initial aggregate Note Principal Balance equal to the Original Note Principal Balance therefor.

                  "Class A-2 Note Principal Balance": As of any date of determination, the Original Note Principal Balance of the Class A-2 Notes less any amounts actually distributed with respect to principal thereon on all prior Distribution Dates.

                  "Class A-2 Note Rate": With respect to any Distribution Date, the per annum rate equal to the lesser of (i) the Class A-2 Formula Note Rate and (ii) the Class A-2 Available Funds Cap Rate for such Distribution Date.

                  "Class A-2 Principal Distribution Amount": With respect to the Class A-2 Notes for any Distribution Date, the lesser of (x) the Principal Distribution Amount for Pool II for such Distribution Date and (y) the Class A-2 Note Principal Balance as of such Distribution Date.

                  "Clean-Up Call Date": The first Distribution Date after the sum of the Aggregate Principal Balances of the Mortgage Loans in Pool I and Pool II is less than 10% of the sum of the Maximum Collateral Amount for Pool I and Pool II.

                  "Clearing Agency": An organization registered as a "clearing agency" pursuant to Section 17A of the Securities and Exchange Act of 1934, as amended, and the regulations of the Commission thereunder and shall initially be The Depository Trust Company of New York, the nominee for which is Cede & Co.

                  "Clearing Agency Participants": The entities for whom the Clearing Agency will maintain book-entry records of ownership and transfer of Book-Entry Notes, which may include securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations.

                  "Closing Date": June 29, 1999.

                  "Code": The Internal Revenue Code of 1986, as amended.

                  "Collateral Agent": JPMorgan Chase Bank, a New York banking corporation, or its successor-in-interest, or any successor Collateral Agent appointed as provided in Section 9.08 of the Sale and Servicing Agreement.

                  "Collection Account": The Eligible Account established and maintained by the Servicer pursuant to Section 5.02(b) of the Sale and Servicing Agreement.

                  "Combined Loan-to-Value Ratio" or "CLTV": As to any Mortgage Loan at any time, the fraction, expressed as a percentage, the numerator of which is the sum of (i) the Principal Balance thereof at such time and (ii) if such Mortgage Loan is subject to a second mortgage, the unpaid principal balance of any related first mortgage loan or loans, if any, as of such time, and the denominator of which is the Appraised Value of any related Mortgaged Property or Properties as of the date of the appraisal used by or on behalf of the Unaffiliated Seller to underwrite such Mortgage Loan.

                  "Commission": The United States Securities and Exchange Commission.

                  "Compensating Interest": As defined in Section 6.05 of the Sale and Servicing Agreement.

                  "Corporate Trust Office": With respect to (x) the Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of the Basic Documents is located at 450 West 33rd Street, New York, New York, 10001, Attention: ABFS Mortgage Loan Trust 1999-2; (y) the Owner Trustee, the principal office of the Owner Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of the Basic Documents is located at One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware 19801, Attention: Corporate Trust Administration; and (z) the Collateral Agent, the principal office of the Collateral Agent at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of the Basic Documents is located at 801 West Greens Road, Houston, Texas 77067, Attention: Custody Manager.

                  "Cross-collateralization Reserve Accounts": With respect to each Class of Notes, the segregated trust account, which shall be an Eligible Account, established and maintained pursuant to Section 8.01(d) of the Indenture and entitled "The Chase Manhattan Bank, as Indenture Trustee for ABFS Mortgage Loan Trust 1999-2 Mortgage Backed Notes, Series 1999-2, Class A-[1][2], Cross-collateralization Reserve Account," as the case may be, on behalf of the related Noteholders and the Note Insurer.

                  "Cumulative Loan Loss": With respect to any period, the sum of all Liquidated Loan Losses which occurred during such period.

                  "Cumulative Loss Percentage": As of any date of determination thereof, the aggregate of all Liquidated Loan Losses since the Closing Date as a percentage of the sum of (i) the aggregate Principal Balance of the Initial Mortgage Loans as of the Initial Cut-Off Date and (ii) the aggregate Principal Balance of any Subsequent Mortgage Loans transferred to the Trust as of the related Subsequent Cut-Off Date.

                  "Cumulative Loss Test": The Cumulative Loss Test for each period indicated below is satisfied if the Cumulative Loss Percentage for such period does not exceed the percentage set out for such period below:

                        Period                        Cumulative Loss Percentage
        -----------------------------------           --------------------------
        31st  -   36th Distribution Date                         1.50%
        37th  -   48th Distribution Date                         1.75%
        49th      Distribution Date and thereafter               2.00%

                  "Curtailment": With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage Loan in full, nor is intended to cure a Delinquency.

                  "Cut-Off Date": With respect to the Initial Mortgage Loans, the Initial Cut-Off Date, and with respect to the Subsequent Mortgage Loans, the Subsequent Cut-Off Date.

                  "Cut-Off Date Aggregate Principal Balance": Means the aggregate unpaid principal balance of the Initial Mortgage Loans as of the Initial Cut-Off Date (or, with respect to Initial Mortgage Loans which were originated after the Initial Cut-Off Date, as of the date of origination). The Cut-Off Date Aggregate Principal Balance for the Trust is $164,913,971.51. The Cut-Off Date Aggregate Principal Balance for Pool I and Pool II is $150,459,287.31 and $14,454,684.20, respectively.

                  "Cut-Off Date Principal Balance": Means as to each Initial Mortgage Loan, its unpaid principal balance as of the Initial Cut-Off Date (or, with respect to Initial Mortgage Loans which were originated after the Initial Cut-Off Date, as of the date of origination).

                  "Debt Service Reduction": With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction of the Monthly Payment due on such Mortgage Loan in a proceeding under the Bankruptcy Code, except such a reduction that constitutes a Deficient Valuation or a permanent forgiveness of principal.

                  "Default": Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding Principal Balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

                  "Definitive Notes": Notes other than Book-Entry Notes.

                  "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

                  "Delinquency Ratio": With respect to any Distribution Date, the percentage equivalent of a fraction (a) the numerator of which equals the aggregate Principal Balances of all Mortgage Loans that are sixty (60) or more days Delinquent, in foreclosure or converted to REO Property as of the last day of such Due Period and (b) the denominator of which is the aggregate Principal Balance of the Mortgage Loans as of the last day of such Due Period.

                  "Delinquent": A Mortgage Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

                  "Depositor": Prudential Securities Secured Financing Corporation, a Delaware corporation.

                  "Direct Participant": Any broker-dealer, bank or other financial institution for which the Clearing Agency holds Notes from time to time as a securities depositary.

                  "Distribution Account": With respect to each Class of Notes, the segregated trust account, which shall be an Eligible Account, established and maintained pursuant to Section 8.01(a) of the Indenture and entitled "The Chase Manhattan Bank, as Indenture Trustee for ABFS Mortgage Loan Trust 1999-2 Mortgage Backed Notes, Series 1999-2, Class A-[1][2], Distribution Account," as the case may be, on behalf of the related Noteholders and the Note Insurer.

                  "Distribution Amount": The Class A-1 Distribution Amount or the Class A-2 Distribution Amount, as applicable.

                  "Distribution Date": The 15th day of any month or if such 15th day is not a Business Day, the first Business Day immediately following, commencing on July 15, 1999.

                  "Due Date": With respect to each Mortgage Loan and any Distribution Date, the day of the calendar month preceding the calendar month in which such Distribution Date occurs on which the Monthly Payment for such Mortgage Loan was due.

                  "Due Period": With respect to each Distribution Date, the calendar month preceding the related Distribution Date.

                  "Eligible Account": Either (A) an account or accounts maintained with an institution (which may include the Indenture Trustee; provided, that the Indenture Trustee otherwise meets these requirements) whose deposits are insured by the FDIC, the unsecured and uncollateralized debt obligations of which institution shall be rated "AA" or better by S&P and "Aa2" or better by Moody's and in the highest short term rating category by S&P and Moody's, and which is (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution (including the Indenture Trustee) duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Note Insurer and the Rating Agencies or (B) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company (which may include the Indenture Trustee; provided, that the Indenture Trustee otherwise meets these requirements), having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity.

                  "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

                  "Excess Over-collateralized Amount": With respect to a Pool of Mortgage Loans and any Distribution Date, the excess, if any, of (x) the Over-collateralized Amount for such Pool that would apply on such Distribution Date after taking into account the payment of the Class A-1 Distribution Amount or the Class A-2 Distribution Amount, as applicable, on such Distribution Date (except for any distributions of Over-collateralization Reduction Amounts for such Pool on such Distribution Date) over (y) the related Specified Over-collateralized Amount for such Pool for such Distribution Date; provided, however, that the Excess Over-collateralized Amount for the period beginning with the Distribution Date as to which clause (b)(i)(y)(A) of "Specified Over-collateralized Amount" applies (the "Trigger Date") and ending on the Distribution Date occurring in the month six months subsequent to the Trigger Date (inclusive) shall be limited to the amount obtained using the following formula.

                                   n
                                  --- x E.S.A.
                                   6

                  Where "n" is equal to the number of Distribution Dates that have occurred since the Trigger Date and "E.S.A." is equal to the amount of Excess Over-collateralized Amount that would otherwise be obtained for such Distribution Date without regard to the provisions of this proviso.

                  "Exchange Act": Means the Securities Exchange Act of 1934, as amended.

                  "Event of Default": As defined in Section 5.01 of the Indenture.

                  "Fannie Mae": The Federal National Mortgage Association, and any successor thereto.

                  "FDIC": The Federal Deposit Insurance Corporation, and any successor thereto.

                  "Final Certification": A certification as to the completeness of each Indenture Trustee's Mortgage File prepared by the Collateral Agent, on behalf of the Indenture Trustee, and provided by the Collateral Agent within ninety (90) of the Closing Date pursuant to Section 2.06(a)(iii) of the Sale and Servicing Agreement.

                  "Final Stated Maturity Date": With respect to both the Class A-1 Notes and the Class A-2 Notes, the September 2030 Distribution Date.

                  "Foreclosure Profits": As to any Distribution Date, the excess, if any, of (i) Net Liquidation Proceeds in respect of each Mortgage Loan that became a Liquidated Mortgage Loan during the related Due Period over (ii) the sum of the unpaid Principal Balance of each such Liquidated Mortgage Loan plus accrued and unpaid interest at the applicable Mortgage Interest Rate on the unpaid Principal Balance thereof from the Due Date on which interest was last paid by the Mortgagor (or, in the case of a Liquidated Mortgage Loan that had been an REO Mortgage Loan, from the Due Date on which interest was last deemed to have been paid pursuant to Section 5.06 of the Sale and Servicing Agreement) to the next succeeding Due Date following the date such Loan became a Liquidated Mortgage Loan.

                  "Freddie Mac": The Federal Home Loan Mortgage Corporation, and any successor thereto.

                  "GAAP": Generally accepted accounting principles, consistently applied.

                  "Grant": To assign, transfer, mortgage, pledge, create and grant a security interest in, deposit, set-over and confirm. A Grant of a

Mortgage Loan and the related Mortgage Files, a Permitted Investment, the Sale and Servicing Agreement, the Unaffiliated Seller's Agreement, or any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including without limitation the immediate and continuing right to claim for, collect, receive and give receipts for principal and interest payments thereunder, Insurance Proceeds, Loan Purchase Prices and all other moneys payable thereunder and all proceeds thereof, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "Highest Lawful Rate": As defined in Section 11.19 of the Indenture.

                  "I&I Payments": Payments due and owing under the Insurance Agreement other than pursuant to Section 3.02(b) of such Insurance Agreement.

                  "Indemnification Agreement": As defined in the Insurance Agreement.

                  "Indenture": The Indenture, dated as of June 1, 1999, between the Trust and the Indenture Trustee, relating to the issuance of the Notes, as amended by Supplemental Indenture No. 1.

                  "Indenture Trustee": The Chase Manhattan Bank, a New York banking corporation, or its successor-in-interest, or any successor Indenture Trustee appointed as provided for in Section 6.09 of the Indenture.

                  "Indenture Trustee Fee": As to any Distribution Date, the fee payable to the Indenture Trustee in respect of its services as Indenture Trustee pursuant to Section 6.16 of the Indenture that accrues at a monthly rate equal to one-twelfth of 0.025% on the Principal Balance of each Mortgage Loan, as of the immediately preceding Due Date.

                  "Indenture Trustee's Mortgage File": The documents delivered to the Collateral Agent, on behalf of the Indenture Trustee, pursuant to Section
2.05 of the Sale and Servicing Agreement.

                  "Indenture Trustee's Remittance Report": The statement prepared pursuant to Section 2.08(d) of the Indenture, containing the following information with respect to each Class:

                  (a) the amount of the distribution with respect to the each Class of Notes and the Trust Certificates;

                  (b) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any Prepayments or other unscheduled recoveries of principal included therein and separately identifying any Over-collateralization Increase Amounts for each Pool;

                  (c) the amount of such distributions allocable to interest and the calculation thereof;

                  (d) the Note Principal Balance of each Class of Notes as of such Distribution Date, together with the Note Principal Balance of each Class of Notes (based on a Note in an original Note Principal Balance of $1,000) then outstanding, in each case after giving effect to any payment of principal on such Distribution Date;

                  (e) the amount of any Insured Payment included in the amounts distributed to the Noteholders on such Distribution Date;

                  (f) the total of any Substitution Adjustments and any Loan Repurchase Price amounts included in such distribution;

                  (g) the amounts, if any, of any Liquidated Loan Losses for consumer purpose loans and for business purpose loans for the related Due Period and cumulative Liquidated Loan Losses since the Closing Date for consumer purpose loans and for business purpose loans;

                  (h) the Pre-Funding Amount for each Class on such Distribution Date; and

                  (i) LIBOR for such Distribution Date.

                  Items (a), (b) and (c) above shall, with respect to each Class of Notes, be presented on the basis of a Note having a $1,000 denomination. In addition, by January 31 of each calendar year following any year during which the Notes are outstanding, the Indenture Trustee shall furnish a report to each Holder of record if so requested in writing at any time during each calendar year as to the aggregate of amounts reported pursuant to (a), (b) and (c) with respect to the Notes for such calendar year.

                  "Independent": When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Trust and any other obligor upon the Notes, (ii) does not have any direct financial interest or any material indirect financial interest in the Trust or in any such other obligor or in an Affiliate of the Trust or such other obligor, and (iii) is not connected with the Trust or any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Indenture Trustee, such Person shall be appointed by a Trust Order and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

                  "Indirect Participant": Any financial institution for whom any Direct Participant holds an interest in a Note.

                  "Individual Note": A Note of an Original Note Principal Balance of $1,000; a Note of an Original Note Principal Balance in excess of $1,000 shall be deemed to be a number of Individual Notes equal to the quotient obtained by dividing such Original Note Principal Balance amount by $1,000.

                  "Initial Certification": A certification as to the completeness of each Mortgage File prepared by the Collateral Agent, on behalf of the Indenture Trustee, and provided by the Collateral Agent within thirty
(30) of the Closing Date pursuant to Section 2.06(a)(ii) of the Sale and Servicing Agreement.

                  "Initial Cut-Off Date": The close of business on May 31, 1999 (or with respect to any Initial Mortgage Loan originated or otherwise acquired by an Originator after May 31, 1999, the date of origination or acquisition of such Initial Mortgage Loan).

                  "Initial Mortgage Loans": The Mortgage Loans delivered by the Trust on the Closing Date.

                  "Initial Over-collateralized Amount": With respect to any Pool, an amount equal to 0.50% of the Maximum Collateral Amount for such Pool.

                  "Insurance Agreement": The Insurance and Indemnity Agreement dated as of June 1, 1999 among the Note Insurer, the Depositor, the Trust, the Servicer, the Unaffiliated Seller, and the Originators as such agreement may be amended or supplemented in accordance with the provisions thereof.

                  "Insurance Policies": All insurance policies insuring any Mortgage Loan or Mortgaged Property, to the extent the Trust or the Indenture Trustee has any interest therein.

                  "Insurance Proceeds": Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the related Mortgagor in accordance with Accepted Servicing Practices. "Insurance Proceeds" do not include "Insured Payments."

                  "Insured Distribution Amount": With respect to any Distribution Date and for any Pool, is the sum of (i) the Interest Distribution Amount for such Pool, (ii) the amount of the Over-collateralization Deficit applicable to such Pool, if any, with respect to such Distribution Date, and
(iii) with respect to the Distribution Date which is a Final Stated Maturity Date, the outstanding Note Principal Balance for the related Class of Notes.

                  "Insured Payment": With respect to any Distribution Date and any Class of Notes, the Available Funds Shortfall for such Class.

                  "Interest Coverage Amount": With respect to any Distribution Date, is an amount equal to the product of (x) one-twelfth, (y) 1% and (z) the Aggregate Principal Balance of the Mortgage Loans in Pool I as of the end of the related Collection Period.

                  "Interest Determination Date": With respect to any Accrual Period for the Class A-2 Notes, the second London Business Day preceding the first day of such Accrual Period; provided, however, that with respect to the July 1999 Distribution Date, the Interest Determination Date shall be the second London Business Day preceding the Closing Date.

                  "Interest Distribution Amount": The Class A-1 Interest Distribution Amount or the Class A-2 Interest Distribution Amount, as applicable.

                  "Late Payment Rate": Has the meaning ascribed thereto in the Insurance Agreement.

                  "Letter Agreement": The Letter of Representations to the Clearing Agency from the Indenture Trustee and the Trust dated June 25, 1999.

                  "LIBOR": With respect to any Accrual Period for the Class A-2 Notes, the rate determined by the Indenture Trustee on the related Interest Determination Date on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as such rates appear on Telerate Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date. On each Interest Determination Date, LIBOR for the related Accrual Period will be established by the Indenture Trustee as follows:

                  (a) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the related Accrual Period for the Class A-2 Notes shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%).

                  (b) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR for the related Accrual Period Class A-2 Notes shall be the higher of (i) LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate.

                  "Liquidated Loan Loss": With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Mortgage Loan prior to the Due Date preceding such Distribution Date, equal to the excess of (i) the unpaid Principal Balance of each such Liquidated Mortgage Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the next succeeding Due Date following the date such Loan became a Liquidated Mortgage Loan, over (ii) Net Liquidation Proceeds with respect to such Liquidated Mortgage Loan.

                  "Liquidated Mortgage Loan": A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

                  "Liquidation Expenses": Expenses incurred by the Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed amount expended by the Servicer pursuant to Sections 5.04 and 5.06 of the Sale and Servicing Agreement respecting the related Mortgage Loan and any unreimbursed expenditures for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

                  "Liquidation Proceeds": The amount (other than Insurance Proceeds) received by the Servicer in connection with (i) the taking of all or a part of Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan through a Indenture Trustee's sale, foreclosure sale, REO Disposition or otherwise or
(iii) the liquidation of any other security for such Mortgage Loan, including, without limitation, pledged equipment, inventory and working capital and assignments of rights and interests made by the related Mortgagor.

                  "Loan Repurchase Price": With respect to any Mortgage Loan, the Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest on such Principal Balance computed, as of the next succeeding Due Date for such repurchased Mortgage Loan, at the Mortgage Interest Rate, net of the Servicing Fee if the Unaffiliated Seller or any of its Affiliates is the Servicer, plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan, which purchase price shall be deposited in the Collection Account on the next succeeding Servicer Distribution Date, after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan or Loans and being held in the Collection Account for future distribution to the extent such amounts have not yet been applied to principal or interest on such Mortgage Loan.

                  "Loan-to-Value Ratio" or "LTV": With respect to any Mortgage Loan as of its date of origination, the ratio on such date borne by the outstanding Principal Balance of the Mortgage Loan to the Appraised Value of the related Mortgaged Property.

                  "London Business Day": A day on which banks are open for dealing in foreign currency and exchange in London and New York City.

                  "Majority Certificateholders": The Holder or Holders of Trust Certificates evidencing Percentage Interests in excess of 51% in the aggregate.

                  "Majority Noteholders": The Holder or Holders of Notes evidencing Percentage Interests in excess of 51% in the aggregate.

                  "Maximum Collateral Amount": The sum of the Original Pool Principal Balance and the Original Pre-Funded Amount for each Class of Notes.

                  "Monthly Payment": As to any Mortgage Loan (including any REO Mortgage Loan) and any Due Date, the payment of principal and interest due thereon as specified for such Due Date in the related amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than Deficient Valuations, or similar proceeding or any moratorium or similar waiver or grace period).

                  "Monthly Servicing Fee": As defined in Section 5.08 of the Sale and Servicing Agreement.

                  "Moody's": Moody's Investors Service, Inc., a corporation organized and existing under Delaware law, or any successor thereto and if such corporation no longer for any reason performs the services of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized rating agency designated by the Note Insurer.

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on the Mortgaged Property.

                  "Mortgage File": As described in Exhibit A to the Sale and Servicing Agreement.

                  "Mortgage Interest Rate": As to any Mortgage Loan, the per annum fixed rate at which interest accrues on the unpaid Principal Balance thereof.

                  "Mortgage Loan Interest Shortfall": With respect to any Distribution Date, as to any Mortgage Loan, the sum of (a) the excess, if any, of the Prepayment Interest Shortfall for such Mortgage Loan for the related Due Period over the Compensating Interest for such Mortgage Loan paid by the Servicer in respect thereto and (b) any Civil Relief Act Interest Shortfall in respect of which the Servicer did not make a Servicer Advance.

                  "Mortgage Loan Schedule": The schedule of Initial Mortgage Loans as of the Initial Cut-Off Date attached as Schedule I to the Indenture, which will be deemed to be modified automatically to reflect any replacement, sale, substitution, liquidation, transfer or addition of any Mortgage Loan, including the addition of a Subsequent Mortgage Loan, pursuant to the terms hereof. The initial Mortgage Loan Schedule sets forth as to each Initial Mortgage Loan, and any subsequent Mortgage Loan Schedule provided in connection with the Subsequent Mortgage Loans will set forth as to each Subsequent Mortgage
Loan: (i) its identifying number and the name of the related Mortgagor; (ii) the billing address for the related Mortgaged Property including the state and zip code; (iii) its date of origination; (iv) the original number of months to stated maturity; (v) the original stated maturity; (vi) the original Principal Balance; (vii) its Principal Balance as of the applicable Cut-Off Date; (viii) the Mortgage Interest Rate; (ix) the scheduled monthly payment of principal and interest and (x) a Pool designation.

                  "Mortgage Loans": The Initial Mortgage Loans and the Subsequent Mortgage Loans, together with any Qualified Substitute Mortgage Loans substituted therefor in accordance with the Basic Documents, as from time to time are held as a part of the Trust, the Initial Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule. When used in respect of any Distribution Date, the term Mortgage Loans shall mean all Mortgage Loans (including those in respect of which the Indenture Trustee has acquired the related Mortgaged Property) which have not been repaid in full prior to the related Due Period, did not become Liquidated Mortgage Loans prior to such related Due Period or were not repurchased or replaced by the Unaffiliated Seller prior to such related Due Period.

                  "Mortgage Note": The original, executed note or other evidence of any indebtedness of a Mortgagor under a Mortgage Loan.

                  "Mortgage Portfolio Performance Test": The Mortgage Portfolio Performance Test is satisfied for any date of determination thereof if either
(a) (i) the Rolling Six Month Delinquency Rate is less than or equal to 11.00%,
(ii) the Over-collateralization Loss Test is satisfied and (iii) if the Twelve Month Loss Amount is not greater than or equal to 1.25% of the Principal Balance of the Mortgage Loans in each Pool as of the first day of the twelfth preceding calendar month or (b) the Note Insurer, by notice to the Trust, the Servicer, the Indenture Trustee and the Collateral Agent, expressly waives in writing compliance with the foregoing tests for such Distribution Date.

                  "Mortgaged Property": The underlying property or properties securing a Mortgage Loan, consisting of a fee simple interest in one or more parcels of land.

                  "Mortgagor":  The obligor on a Mortgage Note.

                  "Net Foreclosure Profits": As to any Distribution Date, the excess, if any, of (i) the aggregate Foreclosure Profits with respect to such Distribution Date over (ii) Liquidated Loan Losses with respect to such Distribution Date.

                  "Net Liquidation Proceeds": As to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses and net of any unreimbursed Periodic Advances and Servicing Advances made by the Servicer. For all purposes of the Basic Documents, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid Principal Balance thereof.

                  "Net Monthly Excess Cashflow": With respect to any Distribution Date and any Pool, the excess of (x) the Available Funds for such Pool then on deposit in the related Distribution Account over (y) the sum of (i) the Interest Distribution Amount for such Pool and such Distribution Date, (ii) the Principal Distribution Amount for such Pool and such Distribution Date, calculated for this purpose without regard to any Over-collateralization Increase Amount (or portion thereof included therein) for such Pool and such Distribution Date, (iii) the amounts due to the Note Insurer for such Pool on such Distribution Date pursuant to Section 8.02(ii) of the Indenture, (iv) the Indenture Trustee Fees allocable to such Pool for such Distribution Date, and
(v) the Back-up Servicing Fee Deficiency.

                  "Net Mortgage Loan Interest Shortfall Amount": The Class A-1 Mortgage Loan Interest Shortfall or the Class A-2 Mortgage Loan Interest Shortfall Amount, as applicable.

                  "Net REO Proceeds": As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

                  "Net Weighted Average Mortgage Interest Rate": With respect to any Due Period, the weighted average Mortgage Interest Rates (weighted by Principal Balances) of the Mortgage Loans, calculated at the opening of business on the first day of such Due Period, less the Servicing Fee Rate, and less the Premium Percentage.

                  "Nonrecoverable Advances": With respect to any Mortgage Loan,
(a) any Periodic Advance previously made and not reimbursed from late collections pursuant to Section 5.03 of the Sale and Servicing Agreement, or (b) a Periodic Advance proposed to be made in respect of a Mortgage Loan or REO Property either of which, in the good faith business judgment of the Servicer, as evidenced by an Officer's Certificate delivered to the Note Insurer and the Indenture Trustee no later than the Business Day following such determination, would not ultimately be recoverable pursuant to Section 5.03 of the Sale and Servicing Agreement.

                  "Note": Any Class A-1 Note or Class A-2 Note executed by the Owner Trustee on behalf of the Trust and authenticated by the Indenture Trustee.

                  "Noteholder" or "Holder": Each Person in whose name a Note is registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to the Indenture, any Note registered in the name of the Servicer or any Subservicer or the Unaffiliated Seller, or any Affiliate of any of them, shall be deemed not to be outstanding and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Notes necessary to effect any such consent, waiver, request or demand has been obtained. For purposes of any consent, waiver, request or demand of Noteholders pursuant to the Indenture, upon the Indenture Trustee's request, the Servicer and the Unaffiliated Seller shall provide to the Indenture Trustee a notice identifying any of their respective Affiliates or the Affiliates of any Subservicer that is a Noteholder as of the date(s) specified by the Indenture Trustee in such request. Any Notes on which payments are made under the Note Insurance Policy shall be deemed to be Outstanding and held by the Note Insurer to the extent of such payment.

                  "Note Clean-Up Call Date": With respect to the Class A-1 Notes, the first Distribution Date after the Class A-1 Note Principal Balance is less than or equal to 10% of the Original Note Principal Balance of the Class A-1 Notes; with respect to the Class A-2 Notes, the first Distribution Date after the Class A-2 Note Principal Balance is less than or equal to 10% of the Original Note Principal Balance of the Class A-2 Notes.

                  "Note Insurance Payment Account": The Note Insurance Payment Account established in accordance with Section 8.03(c) of the Indenture and maintained by the Indenture Trustee.

                  "Note Insurance Policy": The Financial Guaranty Insurance Policy No. 50824-N, all endorsements thereto dated the Closing Date, issued by the Note Insurer for the benefit of the Noteholders.

                  "Note Insurer": Financial Security Assurance Inc., a monoline stock insurance company organized and created under the laws of the State of New York, and any successors thereto.

                  "Note Insurer Default": The existence and continuance of any of the following:

                  (a) the Note Insurer shall have failed to make a required payment when due under the Note Insurance Policy;

                  (b) the Note Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization, (ii) made a general assignment for the benefit of its creditors or (iii) had an order for relief entered against it under the Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization that is final and nonappealable; or

                  (c) a court of competent jurisdiction, the New York Department of Insurance or any other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, indenture trustee, agent, or receiver for the
         Note Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, indenture trustee, agent, or receiver of the Note Insurer or of all or any material portion of its property.

                  "Note Principal Balance": As to any particular Note and date of determination, the product of the Percentage Interest evidenced thereby and the aggregate principal balance of all Notes of the same Class as of such date of determination. The Trust Certificates do not have a "Note Principal Balance".

                  "Note Rate": The Class A-1 Note Rate or the Class A-2 Note Rate, as applicable.

                  "Note Register": As defined in Section 2.06 of the Indenture.

                  "Note Registrar": As defined in Section 2.06 of the Indenture.

                  "Note Termination Price": With respect to either Class, an amount equal to the sum of (i) 100% of the aggregate Note Principal Balance of such Class, plus accrued and unpaid interest thereon, and (ii) any unreimbursed amounts due to the Note Insurer under the Basic Documents and any I&I Payments.

                  "Notes": The Class A-1 Notes and the Class A-2 Notes.

                  "Officer's Certificate": A certificate signed by the chairman of the board, the president or a vice president and the treasurer, the secretary or one of the assistant treasurers or assistant secretaries of the Unaffiliated Seller, the Servicer, the Back-up Servicer or the Depositor, or, with respect to the Trust, a certificate signed by a Responsible Officer of the Owner Trustee, at the direction of the related Majority Certificateholders as required by any Basic Document.

                  "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be counsel for the Unaffiliated Seller, the Servicer, the Back-up Servicer, the Depositor, the Indenture Trustee, the Owner Trustee, a Noteholder or a Noteholder's prospective transferee or the Note Insurer (including except as otherwise provided herein, in-house counsel) reasonably acceptable to each addressee of such opinion and experienced in matters relating to the subject of such opinion.

                  "Original Note Principal Balance": As of the Closing Date and as to the Class A-1 Notes, $197,010,000 and as to the Class A-2 Notes, $ 21,890,000. The Trust Certificates do not have an "Original Note Principal Balance."

                  "Original Pool Principal Balance": The aggregate Principal Balance of the Mortgage Loans, as of the Initial Cut-Off Date, which amount for the Trust is equal to $164,913,971.51. The Original Pool Principal Balance for Pool I and Pool II is $150,459,287.31 and $14,454,684.20, respectively.

                  "Original Capitalized Interest Amount": With respect to the Class A-1 Notes, $571,677.07 and with respect to the Class A-2 Notes, $58,098.93.

                  "Original Pre-Funded Amount": With respect to the Class A-1 Notes, $47,540,712.69 and with respect to the Class A-2 Notes, $7,545,315.80.

                  "Originators": American Business Credit, Inc., HomeAmerican Credit, Inc., d/b/a Upland Mortgage and New Jersey Mortgage and Investment Corp.

                  "Outstanding": As of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

                  (a) Definitive Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (b) Notes or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee in trust for the Holders of such Notes; provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made;

                  (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser (as defined by the Uniform Commercial Code of the applicable jurisdiction); and

                  (d) Notes alleged to have been destroyed, lost or stolen that have been paid as provided for in Section 2.07 of the Indenture;

provided, however, that in determining whether the Holders of the requisite percentage of the Note Principal Balance of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Trust, any other obligor upon the Notes or any Affiliate of the Trust, the Unaffiliated Seller, the Servicer or the Depositor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Trust, any other obligor upon the Notes or any Affiliate of the Trust, the Unaffiliated Seller, the Servicer or the Depositor or such other obligor; provided, further, however, that Notes that have been paid with the proceeds of the Note Insurance Policy shall be deemed to be Outstanding for the purposes of this Indenture, such payment to be evidenced by written notice from the Note Insurer to the Indenture Trustee, and the Note Insurer shall be deemed to be the Holder thereof to the extent of any payments thereon made by the Note Insurer which have not been reimbursed.

                  "Over-collateralization Deficit": As of any Distribution Date, the amount, if any, by which (a) the aggregate Note Principal Balance of the Notes, after taking into account the payment of the Principal Distribution Amount for each Pool (except for any amount in respect of the Over-collateralization Deficit) on such date exceeds (b) the sum of (i) the Aggregate Principal Balances of the Mortgage Loans in such Pool determined as of the end of the immediately preceding Due Period, (ii) the amount, if any, on deposit in the Pre-Funding Accounts as of the close of business on the last day of the immediately preceding Due Period, and (iii) the amount on deposit in the Cross-collateralization Reserve Accounts on such Distribution Date, after application of all amounts due on such Distribution Date.

                  "Over-collateralization Deficiency Amount": With respect to any Distribution Date and any Pool, the difference, if greater than zero, between (a) the Specified Over-collateralized Amount for such Pool applicable to such Distribution Date and (b) the Over-collateralized Amount for such Pool applicable to such Distribution Date prior to taking into account the payment of any related Over-collateralization Increase Amount for such Pool on such Distribution Date.

                  "Over-collateralization Increase Amount": With respect to any Distribution Date and any Pool, the lesser of:

                  (a) the Over-collateralization Deficiency Amount for such Pool as of such Distribution Date (after taking into account the payment of the Principal Distribution Amount for such Pool on such Distribution Date (except for any Over-collateralization Increase Amount for such
         Pool)); and

                      (b) (i) with respect to the first Distribution Date, zero,
                  and

                      (ii) with respect to any other Distribution Date, 100% of
                  the amount of Net Monthly Excess Cashflow on such Distribution Date.

                  "Over-collateralization Loss Test": The Over-collateralization Loss Test for any period set out below is satisfied if the Cumulative Loss Percentage for such period does not exceed the percentage set out for such period below:

                              Period                                     Cumulative Loss Percentage
              ------------------------------------                       --------------------------
               1st  -  12th Distribution Date                                      0.75%
              13th  -  24th Distribution Date                                      1.25%
              25th  -  36th Distribution Date                                      1.75%
              37th  -  48th Distribution Date                                      2.00%
              49th  -  Distribution Date and thereafter                            2.50%

                  "Over-collateralization Reduction Amount": With respect to any Pool and Distribution Date, an amount equal to the lesser of (a) the Excess Over-collateralized Amount for such pool and such Distribution Date and (b) the Principal Distribution Amount for such Pool and such Distribution Date (without regard to clause (b)(xi) of the definition of "Principal Distribution Amount").

                  "Over-collateralized Amount": As of any Distribution Date and any Pool, the difference, if any, between (a) the sum of (i) the aggregate Principal Balances of the Mortgage Loans in such Pool as of the close of business on the last day of the related Due Period and (ii) the amount on deposit in the related Pre-Funding Account as of the close of business on the last day of the immediately preceding Due Period and (b) the aggregate Note Principal Balance of the related Class as of such Distribution Date (after taking into account the payment of the Principal Distribution Amount for such Pool on such Distribution Date, except for any portion thereof related to an Insured Payment); provided, however, that such amount shall not be less than zero.

                  "Overfunded Interest Amount": With respect to each Pool and each Subsequent Transfer Date occurring in June 1999, the excess of (i) the amount on deposit in the related Capitalized Interest Account, over (ii) three-months' interest calculated at the related Adjusted Note Rate on the amount on deposit in the related Pre-Funding Account (net of any Pre-Funding Earnings for such Pre-Funding Account) immediately following such Subsequent Transfer Date (disregarding any amount applied from such Pre-Funding Account to a Subsequent Mortgage Loan that does not have a Due Date in June 1999).

                  With respect to each Pool and each Subsequent Transfer Date occurring in July 1999, the excess of (i) the amount on deposit in the related Capitalized Interest Account, over (ii) two-months' interest calculated at the related Adjusted Note Rate on the amount on deposit in the related Pre-Funding Account (net of any Pre-Funding Earnings for such Pre-Funding Account) immediately following such Subsequent Transfer Date (disregarding any amount applied from the such Pre-Funding Account to a Subsequent Mortgage Loan that does not have a Due Date in July 1999).

                  With respect to each Pool and each Subsequent Transfer Date occurring in August 1999, the excess of (i) the amount on deposit in the related Capitalized Interest Account, over (ii) one-month's interest calculated at the related Adjusted Note Rate on the amount on deposit in the related Pre-Funding Account (net of any Pre-Funding Earnings for such Pre-Funding Account) immediately following such Subsequent Transfer Date (disregarding any amount applied from the such Pre-Funding Account to a Subsequent Mortgage Loan that does not have a Due Date in August 1999).

                  "Owner-Occupied Mortgaged Property": A Residential Dwelling as to which (a) the related Mortgagor represented an intent to occupy as such Mortgagor's primary residence at the origination of the Mortgage Loan, and (b) the Unaffiliated Seller has no actual knowledge that such Residential Dwelling is not so occupied.

                  "Ownership Interest": As to any Note, any ownership or security interest in such Note, including any interest in such Note as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "Owner Trustee": Wachovia Trust Company, National Association (as successor to First Union Trust Company, National Association), a national banking association, not in its individual capacity, but solely as owner trustee under the Trust Agreement, and any successor owner trustee thereunder.

                  "Owner Trustee Fee": As defined in Section 8.01 of the Trust Agreement.

                  "Paying Agent": The Indenture Trustee or any other depository institution or trust company that is authorized by the Trust pursuant to Section
3.03 of the Indenture to pay the principal of, or interest on, any Notes on behalf of the Trust, which agent, if not the Indenture Trustee, shall have signed an instrument agreeing to be bound by the terms of the Indenture applicable to such Paying Agent.

                  "Percentage Interest": With respect to a Note of any Class, the portion evidenced by such Note, expressed as a percentage rounded to four decimal places, equal to a fraction the numerator of which is the denomination represented by original principal balance of such Note and the denominator of which is the Original Note Principal Balance of such Class. With respect to a Trust Certificate, the portion evidenced thereby as stated on the face of such Trust Certificate.

                  "Periodic Advance": The aggregate of the advances required to be made by the Servicer on any Servicer Distribution Date pursuant to Section
5.18 of the Sale and Servicing Agreement, the amount of any such advances being equal to the sum of:

                  (a) with respect to each Mortgage Loan that was Delinquent as of the close of business on the last day of the Due Period preceding the related Servicer Distribution Date, the product of (i) the Principal Balance of such Mortgage Loan and (ii) one-twelfth of the Mortgage Interest Rate for such Mortgage Loan net of the Servicing Fee, and

                  (b) with respect to each REO Property which was acquired during or prior to the related Due Period and as to which an REO Disposition did not occur during the related Due Period, an amount equal to the excess, if any, of (i) interest on the Principal Balance of such REO Mortgage Loan at the Mortgage Interest Rate for such REO Mortgage Loan net of the Servicing Fee, for the most recently ended Due Period over (ii) the net proceeds from the REO Property transferred to the Distribution Account for such Distribution Date;

provided, however, that in each such case such advance has not been determined by the Servicer to be a Nonrecoverable Advance.

                  "Permitted Investments": As used herein, Permitted Investments shall include the following:

                  (a) obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                  (b) repurchase agreements on obligations specified in clause
         (a) maturing not more than three months from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated in one of the two highest rating categories by the Rating Agencies;

                  (c) certificates of deposit, time deposits and bankers' acceptances (which, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company, incorporated under the laws of the United States or any state; provided, that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated in one of the two highest rating categories by the Rating Agencies;

                  (d) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated in the highest short-term rating category by the Rating Agencies;

                  (e) the VISTA U.S. Government Money Market Fund, the VISTA Prime Money Market Fund and the VISTA Treasury Plus Fund, so long as any such fund is rated in the highest rating category by Moody's or S&P;

provided, that no instrument described hereunder shall evidence either the right to receive (x) only interest with respect to the obligations underlying such instrument or (y) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan": A pension or benefit plan or individual retirement arrangement that is subject to ERISA or Section 4975 of the Code.

                  "Pool": Pool I or Pool II, as the case may be.

                  "Pool I": The pool of Mortgage Loans held by the Trust, as a separate sub-trust, which secure the obligations of the Trust with respect to the Class A-1 Notes, as reflected on the Mortgage Loan Schedule.

                  "Pool I Trust Certificate": A certificate evidencing the beneficial interest of a Trust Certificateholder in the sub-trust of the Trust consisting of the Mortgage Loans in Pool I, substantially in the form of Exhibit A to the Trust Agreement.

                  "Pool II": The pool of Mortgage Loans held by the Trust, as a separate sub-trust, which secure the obligations of the Trust with respect to the Class A-2 Notes, as reflected on the Mortgage Loan Schedule.

                  "Pool II Trust Certificate": A certificate evidencing the beneficial interest of a Trust Certificateholder in the sub-trust of the Trust consisting of the Mortgage Loans in Pool II, substantially in the form of Exhibit A to the Trust Agreement.

                  "Predecessor Notes": With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.07 of the Indenture in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note.

                  "Preference Amount": Any amounts distributed in respect of the Notes which are recovered from any Holder of a Note as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code or other similar law in accordance with a final, nonappealable order of a court having competent jurisdiction and which have not theretofore been repaid to such Holder.

                  "Preference Claim": As defined in Section 8.03(f) of the Indenture.

                  "Pre-Funding Account": Each of the Pre-Funding Accounts established in accordance with Section 8.01(b) of the Indenture and maintained by the Indenture Trustee.

                  "Pre-Funding Amount": With respect to either Pool and any date of determination, the amount on deposit in the related Pre-Funding Account.

                  "Pre-Funding Earnings": With respect to either Pool and any date of determination, the actual investment earnings realized on amounts deposited in the related Pre-Funding Account.

                  "Pre-Funding Period": With respect to either Pre-Funding Account, the period commencing on the Closing Date and ending on the earliest to occur of (i) the date on which the amount on deposit in such Pre-Funding Account (exclusive of any investment earnings) is less than $100,000, (ii) the date on which any Event of Default or Servicer Event Default occurs and (iii) the close of business on August 31, 1999.

                  "Premium Amount": The product of the Premium Percentage and the aggregate outstanding Note Principal Balance for the related Class on the related Distribution Date, but prior to any distributions on such Distribution Date.

                  "Premium Percentage": The rate at which the "Premium" is determined, as described in the letter dated June 29, 1999 between the Servicer and the Note Insurer.

                  "Premium Supplement Event": Means any Event of Default, Servicer Event of Default or an "Event of Default" as defined in the Insurance Agreement.

                  "Prepayment Assumption": A constant prepayment rate of 25% HEP, used solely for determining the accrual of original issue discount and market discount on the Notes for federal income tax purposes.

                  "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was the subject during the related Due Period of a Principal Prepayment, an amount equal to the excess, if any, of (a) 30 days' interest on the Principal Balance of such Mortgage Loan at a per annum rate equal to (i) the Mortgage Interest Rate (or at such lower rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act, any Deficient Valuation and/or any Debt Service Reduction) minus
(ii) the Servicing Fee Rate over (b) the amount of interest actually remitted by the Mortgagor in connection with such Principal Prepayment less the Servicing Fee for such Mortgage Loan in such month.

                  "Principal Balance": As to any Mortgage Loan and any date of determination, the outstanding principal balance of such Mortgage Loan as of such date of determination after giving effect to prepayments received prior to the end of the related Due Period and Deficient Valuations incurred prior to such date of determination. The Principal Balance of a Mortgage Loan which becomes a Liquidated Mortgage Loan on or prior to such date of determination shall be zero.

                  "Principal Distribution Amount": For any Distribution Date and any Pool of Mortgage Loans will be the lesser of:

                  (a) the excess of (i) the sum, as of such Distribution Date, of (A) the Available Funds for such Pool and (B) any Insured Payment with respect to the related Class of Notes plus, if the Note Insurer shall so elect in its sole discretion, an amount of principal (including Liquidated Loan Losses) that would have been payable pursuant to clauses (b)(i) through (ix) below if sufficient funds were made available to the Indenture Trustee, in accordance with the terms of the Note Insurance Policy, over (ii) the sum of (w) the Interest Distribution Amount for such Pool, (x) the Indenture Trustee Fee allocable to such Pool and (y) the amount due the Note Insurer on such Distribution Date pursuant to Section 8.02(ii) of the Indenture in respect to the related Class of Notes; and

                  (b) the sum, without duplication, of:

                      (i) all principal in respect of the Mortgage Loans in such Pool actually collected during the related Due Period;

                      (ii) the principal balance of each Mortgage Loan that either was repurchased by the Unaffiliated Seller or purchased by the Servicer on the related Servicer Distribution Date from such Pool, to the extent such principal balance is actually received by the Indenture Trustee;

                      (iii) any Substitution Adjustments delivered by the
                  Unaffiliated Seller on the related Servicer Distribution Date in connection with a substitution of a Mortgage Loan in such Pool, to the extent such Substitution Adjustments are actually received by the Indenture Trustee;

                      (iv) the Net Liquidation Proceeds actually collected by the Servicer with respect to Mortgage Loans in such Pool during the related Due Period (to the extent such Net Liquidation Proceeds relate to principal);

                      (v) with respect to the July 1999, August 1999 or September 1999 Distribution Dates, moneys released from the related Pre-Funding Account, if any;

                      (vi) the proceeds received by the Indenture Trustee upon the exercise by the Servicer of the optional redemption of the related Class of Notes pursuant to Section 10.01 of the Indenture (to the extent such proceeds relate to principal);

                      (vii) the amount of any Over-collateralization Deficit
                  with respect to such Pool for such Distribution Date;

                      (viii) the proceeds received by the Indenture Trustee on
                  any termination of the Trust pursuant to Section 10.01 of the Indenture (to the extent such proceeds relate to principal) allocable to such Pool;

                      (ix) the amount of any Over-collateralization Increase Amount with respect to such Pool for such Distribution Date, to the extent of any Remaining Excess Cashflow for such Pool available for such purpose;

                      (x) if the Note Insurer shall so elect in its sole discretion, an amount of principal (including Liquidated Loan Losses) that would have been payable pursuant to clauses (i) through (ix) above if sufficient funds were made available to the Indenture Trustee in accordance with the terms of the Note Insurance Policy;

                                      minus
                                      -----

                      (xi) the amount of any Over-collateralization Reduction Amount for such Pool for such Distribution Date.

                  In no event will the Principal Distribution Amount for a Pool with respect to any Distribution Date be (x) less than zero or (y) greater than the then aggregate outstanding Note Principal Balance of the related Class of Notes.

                  "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date.

                  "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

                  "Prospectus Supplement": The Prospectus Supplement dated June 25, 1999 relating to the Notes filed with the Commission in connection with the Registration Statement heretofore filed or to be filed with the Commission pursuant to Rule 424(b)(2) or 424(b)(5).

                  "Qualified Appraiser": An appraiser, duly appointed by the Unaffiliated Seller, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of the Federal Institutions Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

                  "Qualified Substitute Mortgage Loan": A mortgage loan or mortgage loans substituted for a Deleted Mortgage Loan pursuant to Section 2.06(b) or 4.02(b) of the Sale and Servicing Agreement, which (a) has or have an interest rate at least equal to those applicable to the Deleted Mortgage Loan,
(b) relates or relate to a detached one-family residence or to the same type of Residential Dwelling or Business Purpose Property, or any combination thereof, as the Deleted Mortgage Loan and in each case has or have the same or a better lien priority as the Deleted Mortgage Loan and has or have the same occupancy status as the Deleted Mortgage Loan or is or are Owner-Occupied Mortgaged Property(ies), (c) matures or mature no later than (and not more than one year earlier than) the Deleted Mortgage Loan, (d) has or have a Loan-to-Value Ratio or Loan-to-Value Ratios at the time of such substitution no higher than the Loan-to-Value of the Deleted Mortgage Loan, (e) has or have a Combined Loan-to-Value Ratio or Combined Loan-to-Value Ratios at the time of such substitution no higher than the Combined Loan-to-Value Ratio of the Deleted Mortgage Loan, (f) has or have a Principal Balance or Principal Balances (after application of all payments received on or prior to the date of substitution) not substantially less and not more than the Principal Balance of the Deleted Mortgage Loan as of such date, and (g) complies or comply as of the date of substitution with each representation and warranty set forth in Sections 3.01 and 3.02 of the Unaffiliated Seller's Agreement.

                  "Rating Agency": S&P or Moody's.

                  "Rating Agency Condition": Means, with respect to any action to which a Rating Agency Condition applies, that each Rating Agency shall have been given ten (10) days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Indenture Trustee, the Servicer, the Depositor, the Note Insurer and the Trust in writing that such action will not result in a reduction or withdrawal of the then current "implied" rating of the Notes that it maintains without taking into account the Note Insurance Policy.

                  "Record Date": With respect to the Class A-1 Notes, the last Business Day of the month immediately preceding a month in which a Distribution Date occurs; with respect to the Class A-2 Notes, the Business Day immediately preceding the related Distribution Date.

                  "Redemption Price": The Termination Price or the Note Termination Price, as applicable.

                  "Redemption Date": The Distribution Date, if any, on which (i) the Indenture is terminated and all of the Notes are redeemed pursuant to
Article X of the Indenture, which date may occur on or after the Clean-Up Call Date, or (ii) a Class of Notes is redeemed pursuant to Article X of the Indenture, which date may occur on or after the related Note Clean-Up Call Date.

                  "Reference Banks": Citibank, Barclay's Bank PLC, The Bank of Tokyo-Mitsubishi and National Westminster Bank PLC; provided, that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Unaffiliated Seller which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Unaffiliated Seller or any affiliate thereof, (iii) whose quotations appear on the Telerate Page 3750 on the relevant Interest Determination Date and (iv) which have been designated as such by the Indenture Trustee.

                  "Reimbursement Amount": With respect to any Distribution Date and any Pool of Mortgage Loans, equals the sum of (a)(i) all Insured Payments previously received by the Indenture Trustee and all Preference Amounts previously paid by the Note Insurer and in each case not previously repaid to the Note Insurer pursuant to Section 8.02(ii) of the Indenture, plus (ii) interest accrued on each such Insured Payment and Preference Amounts not previously repaid calculated at the Late Payment Rate from the date the Indenture Trustee received the related Insured Payment or Preference Amounts paid by the Note Insurer, and (b)(i) any amounts then due and owing to the Note Insurer under the Insurance Agreement (including the Premium Amount due on such Distribution Date), as certified to the Indenture Trustee by the Note Insurer plus (ii) interest on such amounts at the rate specified in the Insurance Agreement. The Note Insurer shall notify the Indenture Trustee and the Servicer of the amount of any Reimbursement Amount.

                  "Remaining Excess Cashflow": For a Distribution Date and a Pool of Mortgage Loans, the Net Monthly Excess Cashflow with respect to such Pool remaining, if any, after payment of (i) any Net Mortgage Loan Interest Shortfall Amounts for such Pool and such Distribution Date, and (ii) the Shortfall Amount with respect to the other Pool of Mortgage Loans.

                  "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  "REO Disposition": The final sale by the Servicer of a Mortgaged Property acquired by the Servicer in foreclosure or by deed in lieu of foreclosure.

                  "REO Mortgage Loan": Any Mortgage Loan which is not a Liquidated Mortgage Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust.

                  "REO Proceeds": Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

                  "REO Property": A Mortgaged Property acquired by the Servicer in the name of the Indenture Trustee on behalf of the Noteholders through foreclosure or deed-in-lieu of foreclosure.

                  "Request for Release": A request for release in substantially the form attached as Exhibit F of the Sale and Servicing Agreement.

                  "Required Information": With respect to the Mortgage Loans and any date of determination, the information listed on Exhibit H to the Sale and Servicing Agreement.

                  "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Indenture Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which three New York City banks selected by the Indenture Trustee are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Indenture Trustee can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which three New York City banks selected by the Indenture Trustee are quoting on such Interest Determination Date to leading European banks.

                  "Reserve Payment Amount": With respect to any Distribution Date and any Class of Notes, the amount necessary for the funds on deposit in the related Cross-collateralization Reserve Account to equal the Specified Reserve Amount.

                  "Residential Dwelling": A one- to four-family dwelling, a unit in a planned unit development, a unit in a condominium development or a townhouse.

                  "Responsible Officer": When used with respect to the Indenture Trustee or the Owner Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Second Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Indenture Trustee or the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Unaffiliated Seller, the Servicer or the back-up Servicer, the president or any vice president, assistant vice president, or any secretary or assistant secretary.

                  "Rolling Six Month Delinquency Rate": For any Distribution Date, the fraction, expressed as a percentage, equal to the average of the Delinquency Ratio for each of the six (1, 2, 3, 4 or 5 in the case of the first six (6) Distribution Dates, as the case may be) immediately preceding Due Periods.

                  "Sale": The meaning specified in Section 5.17 of the Indenture.

                  "Sale and Servicing Agreement": The Amended and Restated Sale and Servicing Agreement, dated as of March 5, 2004, among the Trust, the Servicer, the Back-up Servicer, the Depositor, the Collateral Agent and the Indenture Trustee, providing for, among other things, the sale of the Mortgage Loans from the Depositor to the Trust and the servicing of the Mortgage Loans.

                  "Securities Act": Means the Securities Act of 1933, as amended.

                  "Servicer": American Business Credit, Inc., a Pennsylvania corporation, or any successor appointed as herein provided.

                  "Servicer Distribution Date": With respect to any Distribution Date, the 10th day of the month in which such Distribution Date occurs, or if such 10th day is not a Business Day, the Business Day preceding such 10th day.

                  "Servicer Event of Default": As defined in Section 7.01 of the Sale and Servicing Agreement.

                  "Servicer Extension Notice": Has the meaning set forth in
Section 8.04 of the Sale and Servicing Agreement.

                  "Servicer Remittance Amount": With respect to any Servicer Distribution Date, an amount equal to the sum of (i) all collections of principal and interest on the Mortgage Loans (including Principal Prepayments, Net REO Proceeds and Net Liquidation Proceeds, if any) collected by the Servicer during the related Due Period, (ii) all Periodic Advances made by the Servicer with respect to interest payments due to be received on the Mortgage Loans on the related Due Date and (iii) any other amounts required to be placed in the Collection Account by the Servicer pursuant to the Sale and Servicing Agreement but excluding the following:

                  (a) amounts received on particular Mortgage Loans as late payments of interest and respecting which the Servicer has previously made an unreimbursed Periodic Advance;

                  (b) amounts received on a particular Mortgage Loan with respect to which the Servicer has previously made an unreimbursed Servicing Advance, to the extent of such unreimbursed Servicing Advance;

                  (c) those portions of each payment of interest on a particular Mortgage Loan which represent the Servicing Fee;

                  (d) that portion of Liquidation Proceeds and REO Proceeds to the extent of any unpaid Servicing Fee;

                  (e) all income from Permitted Investments that is held in the Collection Account for the account of the Servicer;

                  (f) all amounts in respect of late fees, assumption fees, prepayment fees and similar fees;

                  (g) certain other amounts which are reimbursable to the Servicer, as provided in this Sale and Servicing Agreement; and

                  (h) Net Foreclosure Profits.






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                  "Servicer Remittance Report": The monthly report prepared by the Servicer and delivered to the parties specified in Section 5.16(a) of the Sale and Servicing Agreement.

                  "Servicing Advances": All reasonable and customary "out-of-pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, (d) compliance with the obligations under Section 5.06 of the Sale and Servicing Agreement, all of which reasonable and customary out-of-pocket costs and expenses are reimbursable to the Servicer to the extent provided in Sections 5.03 and 5.06 of the Sale and Servicing Agreement.

                  "Servicing Compensation": The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 5.08 of the Sale and Servicing Agreement.

                  "Servicing Fee": As to each Mortgage Loan, the annual fee payable to the Servicer, which is calculated as an amount equal to the product of (a) Servicing Fee Rate, and (b) the Principal Balance thereof; provided, however, that prior to the termination of the Back-up Servicer, the Servicing Fee shall be reduced on each Payment Date by the amount, if any, of the Back-up Servicing Fee Deficiency on such Payment Date. The Servicing Fee shall be calculated and payable monthly only from the amounts received in respect of interest on such Mortgage Loan and shall be computed on the basis of the same Principal Balance and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee includes any servicing fees owed or payable to any Subservicer.

                  "Servicing Fee Rate": 0.50% per annum

                  "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee, the Collateral Agent and the Note Insurer by the Servicer, as such list may from time to time be amended.

                  "Shortfall Amount": With respect to any Distribution Date and any Class of Notes, an amount, not less than zero, equal to the excess, if any, of (A) the sum of (i) the Interest Distribution Amount for such Pool and such Distribution Date, (ii) the Indenture Trustee Fee allocable to such Pool and such Distribution Date, (iii) the sum of the amount of all Reimbursement Amounts relating to such Class of Notes which have not been previously paid as of such Distribution Date and any other amounts relating to such Class then due to the
Note Insurer pursuant to the Insurance Agreement, and (iv) the amount specified in clause (b)(vii) of the definition of the Principal Distribution Amount for such Class over (B) the Available Funds for such Class and such Distribution Date, without taking into effect any Insured Payment or Shortfall Amount and prior to the application of the amounts described in Section 8.02 of the Indenture.





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

                  "Special Advance": As defined in Section 5.18(b) of the Sale and Servicing Agreement.

                  "Specified Over-collateralized Amount": Means with respect to any Distribution Date and any Pool:

                  (a) With respect to a Distribution Date occurring on or prior to the Stepdown Date and after the Stepdown Date, if the Unaffiliated Seller has given five days written notice of its election not to "step down" as described in clause (b) below to the Indenture Trustee and the
         Note Insurer, the amount which is equal to 5.00% of the Maximum Collateral Amount for such Pool;

                  (b) With respect to a Distribution Date after the Stepdown Date unless the Unaffiliated Seller has given five (5) days written notice of its election not to "step down" as described in this clause to the Indenture Trustee and the Note Insurer, (i) if the Stepdown Requirement is satisfied, the lesser of (x) the amount equal to 5.00% of the Maximum Collateral Amount for such Pool and (y) the greater of
         (A) the amount equal to 10.00% of the then outstanding aggregate Principal Balance of the Mortgage Loans in the related Pool of Mortgage Loans or (B) 0.50% of the Maximum Collateral Amount for such Pool or
         (ii) if the Stepdown Requirement is not satisfied, the amount which is equal to 5.00% of the Maximum Collateral Amount for such Pool;

provided, however, that if on any Distribution Date, the Mortgage Portfolio Performance Test is not satisfied, then the Specified Over-collateralized Amount will be unlimited during the period that such Mortgage Portfolio Performance Test is not satisfied.

                  "Specified Reserve Amount": Means, with respect to any Pool and any Distribution Date, the excess, if any, of (x) the Specified Over-collateralized Amount for such Pool and such Distribution Date, over (y) the Over-collateralized Amount for such Pool and such Distribution Date.

                  "Standard & Poor's" or "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor thereto and if such corporation no longer for any reason performs the services of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized statistical rating organization designated by the Note Insurer.

                  "Startup Day": The day designated as such pursuant to Section 2.07(a) of the Trust Agreement.

                  "Step Down Date": The Distribution Date occurring in December 2001.





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

                  "Step Down Requirement": The Stepdown Requirement is satisfied for any date of determination thereof if as of such date of determination either
(i) (x) the Rolling Six Month Delinquency Rate is less than 9.75%, (y) the Cumulative Loss Test is satisfied and (z) the Twelve Month Loss Amount is not greater than or equal to 0.75% of the Pool Principal Balance as of the first day of the twelfth preceding calendar month or (ii) the Note Insurer, by notice to each of the parties hereto in accordance with Section 10.06 of the Sale and Servicing Agreement, expressly waives in writing compliance with the foregoing tests for such Distribution Date.

                  "Subsequent Cut-Off Date": With respect to any Subsequent Mortgage Loans, the close of business on the last day of the calendar month preceding the month in which the Subsequent Transfer Date for such Subsequent Mortgage Loans occurred.

                  "Subsequent Contribution Agreement": Any Subsequent Contribution Agreement, between the Depositor and the Trust, in the form of Exhibit G to the Sale and Servicing Agreement, relating to the contribution to the Trust of Subsequent Mortgage Loans.

                  "Subsequent Mortgage Loans": The Mortgage Loans hereafter purchased by the Trust and pledged to the Indenture Trustee with funds on deposit in either Pre-Funding Account pursuant to Section 2.14 of the Indenture.

                  "Subsequent Pledge Agreement": Any Subsequent Pledge Agreement, between the Trust and the Indenture Trustee, in the form of Exhibit B to the Indenture, relating to the pledge to the Indenture Trustee, on behalf of the Noteholders and the Note Insurer, of Subsequent Mortgage Loans.

                  "Subsequent Transfer": The purchase by the Trust and pledge to the Indenture Trustee of the Subsequent Mortgage Loans.

                  "Subsequent Transfer Agreement": Any Subsequent Transfer Agreement, among the Originators, the Unaffiliated Seller and the Depositor, in the form of the Exhibit A to the Unaffiliated Seller's Agreement, relating to the transfer to the Depositor of any Subsequent Mortgage Loans.

                  "Subsequent Transfer Date": The date on which Subsequent Mortgage Loans are purchased by the Trust with funds in either Pre-Funding Account, such date occurring before the end of either Pre-Funding Period.

                  "Subservicers": HomeAmerican Credit, Inc., d/b/a Upland Mortgage, a Pennsylvania corporation, or its successor in interest and New Jersey Mortgage and Investment Corp., a New Jersey corporation, or its successor in interest.

                  "Subservicing Agreement": The agreement between the Servicer and the Subservicers relating to subservicing and/or administration of certain Mortgage Loans as provided in Section 5.13 of the Sale and Servicing Agreement, a copy of which shall be delivered, along with any modifications thereto, to the Indenture Trustee and the Note Insurer.





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

                  "Substitution Adjustment": As to any date on which a substitution occurs pursuant to Sections 2.06(b) or 4.02(b) of the Sale and Servicing Agreement, the amount (if any) by which the aggregate principal balances (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Mortgage Loans as of the date of substitution, are less than the aggregate of the Principal Balances of the related Deleted Mortgage Loans together with 30-days' interest thereon at the Mortgage Interest Rate.

                  "Supplemental Indenture No. 1": The Supplemental Indenture No. 1, dated as of March 5, 2004, by and among the Issuer and the Indenture Trustee, which amends the Indenture.

                  "Telerate Page 3750": The display designated as Telerate Page 3750 on the Telerate Service (or such other page as may replace the Telerate page on that service for the purpose of displaying London interbank offered rates of major banks).

                  "Termination Price": The sum of (i) 100% of the Aggregate Principal Balance of each outstanding Mortgage Loan and (ii) the greater of (A) the aggregate amount of accrued and unpaid interest on the Mortgage Loans through the related Due Period and (B) thirty (30) days' interest thereon, computed at a rate equal to the related Mortgage Interest Rate, in each case net of the Servicing Fee, and (iii) any unpaid amount due the Note Insurer.

                  "Trust": ABFS Mortgage Loan Trust 1999-2, a Delaware statutory trust.

                  "Trust Agreement": The Trust Agreement, dated as of June 1, 1999, among the Unaffiliated Seller, the Depositor and the Owner Trustee, relating to the establishment of the Trust.

                  "Trust Certificate": Any one of the Pool I Trust Certificates or the Pool II Trust Certificates.

                  "Trust Certificateholder" or "Holder": A Person in whose name a Trust Certificate is registered.

                  "Trust Estate": All money, instruments and other property subject or intended to be subject to the lien of the Indenture, for the benefit of the Noteholders and the Note Insurer, as of any particular time, including, without limitation, all property and interests, including all proceeds thereof, Granted to the Indenture Trustee, for the benefit of the Noteholders and the
Note Insurer, pursuant to the Granting Clauses of the Indenture. The Trust Estate shall consist of two separate sub-trusts comprised of Pool I and Pool II.

                  "Trust Indenture Act" or "TIA": The Trust Indenture Act of 1939, as it may be amended from time to time.

                  "Trust Order" and "Trust Request": A written order or request of the Trust signed on behalf of the Trust by an Authorized Officer of the Owner Trustee, at the direction of the related Majority Certificateholders and delivered to the Indenture Trustee or the Authenticating Agent, as applicable.





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

                  "Twelve Month Loss Amount": With respect to any Distribution Date, an amount equal to the aggregate of all Liquidated Loan Losses on the Mortgage Loans which became Liquidated Mortgage Loans during the twelve (12) preceding Due Periods.

                  "Unaffiliated Seller": ABFS 1999-2, Inc., a Delaware corporation.

                  "Unaffiliated Seller's Agreement": The Unaffiliated Seller's Agreement, dated as of June 1, 1999, among the Unaffiliated Seller, the Originators and the Depositor relating to the sale of the Mortgage Loans from the Originators to the Unaffiliated Seller and from the Unaffiliated Seller to the Depositor.

                  "Underwriter": Prudential Securities Incorporated.

                  "Underwriting Guidelines": The underwriting guidelines of the Originators as approved by the Note Insurer and the Depositor.

                  "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States can exercise primary jurisdiction over its administration and at least one United States fiduciary has the authority to control all substantial decisions of the trust.
























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